                              FIRST AMERICAN DENTAL
                                 BENEFITS, INC.
                            DBA AMERICAN DENTAL CORP.



                          FINANCIAL STATEMENTS FOR THE
                       SIX MONTHS ENDED JUNE 30, 1996, THE
                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
                        AND INDEPENDENT AUDITORS' REPORT

INDEPENDENT AUDITOR'S REPORT

Board of Directors
First American Dental Benefits, Inc.
Dallas, Texas


I have audited the accompanying balance sheets of First American Dental Benefits, Inc. as of June 30, 1996, December 31, 1995, December 31, 1994 and December 31, 1993, and the related statements of income, stockholder's equity and cash flows for the six months ended June 30, 1996 and for each of the three years ended December 31, 1995, December 31, 1994 and December 31, 1993. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted the audits in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluation of the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements present fairly, in all material respects, the financial position of First American Dental Benefits, Inc. as of June 30, 1996, December 31, 1995, December 31, 1994 and December 31, 1993 and the results of its operations and its cash flows for the six months ended June 30, 1996 and the three years ended December 31, 1995, December 31, 1994, and December 31, 1993 in conformity with generally accepted accounting principles.



/s/ Robert E. Allen


August 6, 1996

                       FIRST AMERICAN DENTAL BENEFITS, INC.
      Balance Sheet as of June 30, 1996, December 31, 1995, 1994, and 1993



                                     ASSETS

                                               SIX MONTHS ENDED                 DECEMBER 31
                                               ---------------- -----------------------------------------
                                                    6/30/96         1995           1994           1993
                                               ---------------- -----------------------------------------
CURRENT ASSETS:
    Cash and cash equivalents                    $   90,757     $  316,464     $  289,846     $  280,677
    Accounts receivable                           1,357,111      1,275,296      1,111,647        995,526
    Prepaid expenses and other current assets       158,442        143,243        160,396         38,915
                                                 ----------     ----------     ----------     ----------
        TOTAL CURRENT ASSETS                     $1,606,310     $1,735,003     $1,561,889     $1,315,118
                                                 ----------     ----------     ----------     ----------

OTHER ASSETS                                     $   57,580     $   58,580     $   58,223     $   58,392

PROPERTY AND EQUIPMENT:
    Property and Equipment                       $1,092,447     $  986,521     $  734,426     $  535,864
    Accumulated depreciation                       (501,836)      (427,076)      (294,210)      (190,290)
                                                 ----------     ----------     ----------     ----------
        PROPERTY AND EQUIPMENT, NET              $  590,611     $  559,445     $  440,216     $  345,574

TOTAL ASSETS                                     $2,254,501     $2,353,028     $2,060,328     $1,719,084
                                                 ----------     ----------     ----------     ----------
                                                 ----------     ----------     ----------     ----------

SEE NOTES TO FINANCIAL STATEMENTS

                       FIRST AMERICAN DENTAL BENEFITS, INC.
      Balance Sheet as of June 30, 1996, December 31, 1995, 1994, and 1993


                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                               SIX MONTHS ENDED                 DECEMBER 31
                                               ---------------- -----------------------------------------
                                                    6/30/96         1995           1994           1993
                                               ---------------- -----------------------------------------
CURRENT LIABILITIES:
    Accounts payable and accrued expenses         $  478,912     $  457,767     $  421,527     $  408,094
    Accrued provider fees                          1,136,647        784,114        746,616        565,150
    Deferred revenue                                 188,740        185,285        173,552        161,791
    Notes payable - banks                             36,837        155,539         67,404         12,901
                                                  ----------     ----------     ----------     ----------

        TOTAL CURRENT LIABILITIES                 $1,841,136     $1,582,705     $1,409,099     $1,147,936
                                                  ----------     ----------     ----------     ----------

OTHER LIABILITIES:
    Deferred income taxes payable                 $   30,743     $   30,743     $        -     $        -
    Notes payable - banks                                                            5,538         12,943
                                                  ----------     ----------     ----------     ----------
        TOTAL OTHER LIABILITIES                   $   30,743     $   30,743     $    5,538     $   12,943
                                                  ----------     ----------     ----------     ----------

        TOTAL LIABILITIES                         $1,871,879     $1,613,448     $1,414,637     $1,160,879
                                                  ----------     ----------     ----------     ----------

STOCKHOLDERS' EQUITY:
    Preferred stock -
     par value $10.00 per share;
     100,000 shares authorized;
     17,850 shares issued and outstanding         $  178,500     $  178,500     $  178,500     $  178,500
    Common stock -
     par value $0.01 per share;
     900,000 shares authorized;
     21,000 shares issued and outstanding                210            210            210            210
    Paid in Capital                                   20,790         20,790         20,790         20,790
    Retained earnings                                183,122        540,080        446,191        358,705
                                                  ----------     ----------     ----------     ----------
        TOTAL STOCKHOLDERS' EQUITY                $  382,622     $  739,580     $  645,691     $  558,205
                                                  ----------     ----------     ----------     ----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY        $2,254,501     $2,353,028     $2,060,328     $1,719,084
                                                  ----------     ----------     ----------     ----------
                                                  ----------     ----------     ----------     ----------

SEE NOTES TO FINANCIAL STATEMENTS

                       FIRST AMERICAN DENTAL BENEFITS, INC.
                           Statement of Income for the
Six Months Ended June 30, 1996, and For the Years Ended December 31, 1995,
                              1994, and 1993


                                               SIX MONTHS ENDED                 DECEMBER 31
                                               ---------------- -----------------------------------------
                                                    6/30/96         1995           1994           1993
                                               ---------------- -----------------------------------------
REVENUES:
    Premium income                              $12,298,175     $23,550,341    $21,887,194    $19,580,776
    Interest income                                   5,211          17,170         12,361         11,980
                                                -----------     -----------    -----------    -----------
        TOTAL REVENUES                          $12,303,386     $23,567,511    $21,899,555    $19,592,756
                                                -----------     -----------    -----------    -----------

EXPENSES:
    MEDICAL BENEFITS:
     Physician services                         $ 6,467,624     $10,920,913    $10,631,829    $ 9,334,076
     Other professional services                     55,675         231,460        141,354        120,159
                                                -----------     -----------    -----------    -----------

        TOTAL MEDICAL BENEFITS                  $ 6,523,299     $11,152,373    $10,773,183    $ 9,454,235
                                                -----------     -----------    -----------    -----------

    ADMINISTRATION:
     Compensation                               $ 1,213,583     $ 1,864,262    $ 1,607,644    $ 1,328,786
     Occupancy, depreciation, and
      amortization                                  371,661         607,372        508,378        456,976
     Selling and Marketing                        3,904,369       8,761,393      7,898,815      7,199,472
     Insurance, taxes and other expense             525,476       1,008,236        978,560      1,009,814
                                                -----------     -----------    -----------    -----------

        TOTAL ADMINISTRATION                    $ 6,015,089     $12,241,263    $10,993,397    $ 9,995,048
                                                -----------     -----------    -----------    -----------

        TOTAL EXPENSES                          $12,538,388     $23,393,636    $21,766,580    $19,449,283
                                                -----------     -----------    -----------    -----------

INCOME (LOSS) BEFORE PROVISION FOR
  INCOME TAXES                                  $  (235,002)    $   173,875    $   132,975    $   143,473

PROVISION FOR FEDERAL INCOME TAXES                        0     $    65,834    $    45,489    $    39,090
                                                -----------     -----------    -----------    -----------

NET INCOME (LOSS)                               $  (235,002)    $   108,041    $    87,486    $   104,383
                                                -----------     -----------    -----------    -----------
                                                -----------     -----------    -----------    -----------

SEE NOTES TO FINANCIAL STATEMENTS

                       FIRST AMERICAN DENTAL BENEFITS, INC.
                        Statement of Stockholders' Equity
Period Ended June 30, 1996, and Years Ended December 31, 1995, 1994, and 1993


                                           COMMON STOCK                 PREFERRED STOCK        ADDITIONAL
                                       ---------------------         ---------------------        PAID-IN      RETAINED
                                       SHARES         AMOUNT         SHARES        AMOUNT         CAPITAL      EARNINGS
                                       ------         ------         ------       --------     ----------      --------
Balance, December 31, 1992             21,000           $210         17,850       $178,500        $20,790      $254,322

Net income 1993                             0              0              0              0              0      $104,383
                                       ------         ------         ------       --------        -------      --------
Balance, December 31, 1993             21,000           $210         17,850       $178,500        $20,790      $358,705

Net income 1994                             0              0              0              0              0       $87,486
                                       ------         ------         ------       --------        -------      --------

Balance, December 31, 1994             21,000           $210         17,850       $178,500        $20,790      $446,191

Establish deferred income taxes
   payable as of December 31, 1994          0              0              0              0              0      $(14,152)
                                       ------         ------         ------       --------        -------      --------

Balance, December 31, 1994
   as restated                         21,000           $210         17,850       $178,500        $20,790      $432,039

Net income 1995                             0              0              0              0              0      $108,041
                                       ------         ------         ------       --------        -------      --------

Balance, December 31, 1995             21,000           $210         17,850       $178,500        $20,790      $540,080

Prior Year Adjustments per
Internal Revenue Exam                                                                                         $(121,956)

Net Loss for Six months
Ended June 30, 1996                         0              0              0              0              0     $(235,002)
                                       ------         ------         ------       --------        -------      --------

Balance, June 30, 1996                 21,000           $210         17,850       $178,500        $20,790      $183,122
                                       ------         ------         ------       --------        -------      --------
                                       ------         ------         ------       --------        -------      --------

SEE NOTES TO FINANCIAL STATEMENTS

                       FIRST AMERICAN DENTAL BENEFITS, INC.
                             Statement of Cash Flows
       Six Months Ended June 30, 1996, and Years Ended December 31, 1995,
                                 1994, and 1993


                                                              SIX MONTHS ENDED                 DECEMBER 31
                                                              ---------------- -----------------------------------------
                                                                   6/30/96         1995           1994           1993
                                                              ---------------- -----------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
    Net income (loss)                                          $  (235,002)     $ 108,041      $  87,486       $104,383
    ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH
    PROVIDED BY OPERATING ACTIVITIES:
    Depreciation & amortization                                $    74,761      $ 132,866      $ 103,919       $ 84,319
    Changes in assets and liabilities:
        Decrease (increase) in receivables/prepaid expenses        (97,010)      (146,495)      (237,603)       (92,362)
        Increase (decrease) in accounts payable                   (100,810)        52,831        (27,016)       (51,934)
        Increase (decrease) in claims payable                      352,531         37,498        181,467        114,967
        Increase (decrease) in unearned premium                      3,456         11,734         52,209        (81,780)
                                                               -----------      ---------      ---------       --------
      NET CASH PROVIDED BY
        OPERATING ACTIVITIES                                   $    (2,074)     $ 196,475      $ 160,462       $ 77,593
                                                               -----------      ---------      ---------       --------

CASH FLOW PROVIDED BY INVESTING ACTIVITIES:
    Receipts from security deposits                            $     1,000      $       -      $     168       $      -
    Payments for security deposits                                                   (357)                       (1,300)
    Payments for property & equipment                             (105,927)      (252,095)      (198,561)       (84,948)
                                                               -----------      ---------      ---------       --------
      NET CASH PROVIDED BY
        INVESTING ACTIVITIES                                   $  (104,927)     $(252,452)     $(198,393)      $(86,248)
                                                               -----------      ---------      ---------       --------

CASH FLOW PROVIDED BY FINANCING ACTIVITIES:
    Loan proceeds from non-affiliates                          $ 1,575,000      $  90,000      $ 435,477       $      -
    Principal payments on loans from non-affiliates             (1,693,702)        (7,404)      (388,378)       (13,509)
                                                               -----------      ---------      ---------       --------
      NET CASH PROVIDED BY
        FINANCING ACTIVITIES                                   $  (118,702)     $  82,596      $  47,099       $(13,509)
                                                               -----------      ---------      ---------       --------

      NET INCREASE (DECREASE) IN CASH
        & CASH EQUIVALENTS                                     $  (225,703)     $  26,619      $   9,168       $(22,164)
                                                               -----------      ---------      ---------       --------

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR                 $   316,464      $ 289,845      $ 280,677       $302,841
                                                               -----------      ---------      ---------       --------

CASH AND CASH EQUIVALENTS AT THE END OF THE YEAR               $    90,761      $ 316,464      $ 289,845       $280,677
                                                               -----------      ---------      ---------       --------
                                                               -----------      ---------      ---------       --------

SUPPLEMENTARY INFORMATION:

Cash paid during the year for:
    Interest                                                         8,487          2,240          2,172          3,081
    Income taxes                                                     6,370         15,000         42,000         91,787

SEE NOTES TO FINANCIAL STATEMENTS

                      FIRST AMERICAN DENTAL BENEFITS, INC.

NOTES TO FINANCIAL STATEMENTS FOR SIX MONTHS ENDED JUNE 30, 1996, AND YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993


1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     COMPANY DESCRIPTION - First American Dental Benefits, Inc. dba American Dental Corporation (ADC) (formerly Amerident Corporation) is a dental health maintenance organization providing dental services to its members through contractual arrangements with qualified practitioners making up a vast dental panel of providers within the State of Texas. ADC operates in all populated areas of the state. ADC was incorporated August 5, 1985 in the State of Texas and received its Certification as a single purpose health maintenance organization from the Texas Department of Insurance on January 21, 1988.

     REVENUE AND EXPENSE RECOGNITION - Premium revenue is recorded as revenue in the month for which members are entitled to service. ADC contracts with dentists for a set per-member, per-month capitation fee to provide dental care for its members. Expenses are recognized as incurred.

     PROPERTY AND EQUIPMENT - Furniture, equipment and leasehold improvements are stated at cost. Depreciation is computed by the straight-line method over the estimated useful lives of the related assets or lease term for leasehold improvements. These assets include office furniture and equipment, computers and related peripheral equipment and capitalized software. Leasehold improvements are depreciated over four years, computer software over five years and all other assets over seven years.

     STATEMENT OF CASH FLOWS - The title of cash and cash equivalents as used on the statement of cash flows includes cash in all bank accounts, cash investment in Government Bond Fund Shares and postage meter deposits. These items are shown as cash on the balance sheet and the detail is as follows:

                                   6-30-96   12-31-95  12-31-94  12-31-93
                                   -------   --------  --------  --------
Cash in Banks                      $78,788   $258,353  $258,190 $ 20,779
Cash in Government Bond Fund         6,408     53,041    28,597  258,593
Cash in Postage Meter                5,561      5,070     3,059    1,305
                                   -------   --------  -------- --------
                                   $90,757   $316,464  $289,846 $280,677

     EMPLOYEE LEASING - During 1995, ADC contracted with an Employee Leasing company to administer employee payroll, benefits and other related functions. To maintain comparability between years and to industry standards, the employee leasing expense has been allocated to Employee Expense classifications on the financial statements.

2.   RESTRICTED CASH

     In order to meet regulatory requirements for health maintenance organizations required by Article 20A.13 of the code, ADC has deposited a $50,000 U.S. Treasury Note with the Texas Department of Insurance. This note earned interest at 7 3/8% and matured May 15, 1996. ADC paid a $4,551 premium for the Note. These funds are restricted and are shown as other assets. ADC has not renewed or changed the form of the security at this time and it remains in the possession of the Texas Department of Insurance.

3.   COMMITMENTS, CONTINGENCIES, AND CONCENTRATIONS

     ADC leases office space under real estate lease contracts and certain equipment under operating leases. Lease expense for six months ended June 30, 1996 and years ended 1995, 1994 and 1993 was $163,445, $232,928,
     $196,767 and $213,999 respectively. Future lease requirements are as follows:

                         1997           $243,956
                         1998            $51,947
                         1999            $40,824
                         2000            $29,583
                         2001               -0-

     The ADC home office lease, which expires August 1997, has a five year renewal option on terms to be negotiated at that time.

     Notes payable to banks are detailed as follows:

                                   6-30-96   12-31-95 12-31-94   12-31-93
                                   -------   --------  -------   --------
               Fixed payment
               note                $ 1,837   $  5,539  $12,943   $25,844
               Revolving line
               of credit            35,000    150,000   60,000         0
                                   -------   --------  -------   -------
                                   $36,837   $155,539  $72,943   $25,844

     The fixed payment note is dated September 5, 1991 bearing interest of 10.25% for five years with monthly payments of $731 including principal and interest. This note was used to purchase business equipment.

     The revolving line of credit has an available credit line of $200,000 at an interest rate of prime plus one percent. The credit line is collateralized by accounts receivable and fixed assets. The expiration date is upon demand and the lending institution can withdraw the credit line at their option. There are no compensating balances required.

     ADC will have cash on deposit at certain times during any month in excess of the federally insured limits. ADC believes the loss exposure is very limited since cash deposits can fluctuate above or below the federal insured limit on a daily basis. Cash invested in the Government Bond Cash Fund is not federally insured.

     Approximately 54% of ADC's revenues resulted from the sale to one customer.

4.   RELATED PARTY TRANSACTIONS

     The majority shareholders of ADC have interest in three entities that provide service to ADC. The services performed are medical provider services through affiliated dental clinics, commission sales through an affiliated general insurance agency and leased employee service through an employee leasing company. Payments to these entities are scheduled as follows:

                                   6-30-96    12-31-95    12-31-94    12-31-93
                                   -------    --------    --------    --------
          Medical Services      $  942,276   $1,640,473  $2,664,582  $2,817,779
          Insurance Agency       2,390,490    5,397,135   4,396,720   4,097,932
          Employee Leasing          24,758       -0-         -0-         -0-

     ADC owed the insurance agency unpaid commissions as of the above dates of $113,596, $238,053, $209,641, $119,675 respectively.

5.   FEDERAL INCOME TAXES

     ADC follows the liability method for income taxes and has established a deferred tax liability resulting from the differences between tax accounting and book accounting depreciation. Since ADC projects that the six months loss will be absorbed before year-end, it has chosen not to recognize a deferred tax account. Any tax benefit would not be considered significant at this time.

6.   SUBSEQUENT EVENTS

     ADC has entered into a deferred compensation agreement with an employee dated July 1, 1996. The present value of this liability is approximately $400,000.

     The contract for ADC's largest customer will be expiring on August 31, 1996.

     Accounts receivable includes a sixty day old balance of approximately $66,000 from one of their large customers. ADC believes this receivable is collectible.

     On July 10, 1996, ADC signed a Letter of Intent to sell all of the issued and outstanding capital stock of ADC. Negotiations continue as of the date of this report.